Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Anaheim, California
Kraemer Bldg 1	Industrial	—	6,648	7,008	86	6,648	7,094	13,742	216	1999	2013

Aurora, Illinois
525 North Enterprise Street	Industrial	—	342	1,678	110	342	1,788	2,130	837	1984	1999
615 North Enterprise Street	Industrial	—	468	2,408	741	468	3,149	3,617	1,441	1984	1999
3737 East Exchange	Industrial	—	598	2,543	523	598	3,066	3,664	1,399	1985	1999
880 North Enterprise Street	Industrial	3,543	1,150	5,066	969	1,150	6,035	7,185	2,400	2000	2000
Meridian Office Service Center	Industrial	—	567	1,083	1,688	567	2,771	3,338	1,453	2001	2001
Genera Corporation	Industrial	3,161	1,957	3,827	25	1,957	3,852	5,809	1,692	2004	2004
Butterfield 550	Industrial	13,328	9,185	10,795	6,042	9,188	16,834	26,022	3,940	2008	2008
940 N. Enterprise	Industrial	—	2,674	6,962	1,180	2,674	8,142	10,816	444	1998	2012

Austell, Georgia
Hartman Business Center V	Industrial	—	2,640	21,471	—	2,640	21,471	24,111	1,440	2008	2012

Avon, Indiana
AllPoints Midwest Bldg 4	Industrial	—	4,111	9,943	—	4,111	9,943	14,054	644	2012	2013

Baltimore, Maryland
5901 Holabird Ave	Industrial	—	3,345	4,220	3,349	3,345	7,569	10,914	3,135	2008	2008
5003 Holabird Ave	Industrial	—	6,488	9,162	1,885	6,488	11,047	17,535	3,096	2008	2008

Baytown, Texas
Cedar Crossing	Industrial	10,015	9,323	5,934	—	9,323	5,934	15,257	2,469	2005	2007

Bloomington, Minnesota
Hampshire Dist Center North	Industrial	—	779	4,474	1,320	779	5,794	6,573	2,412	1979	1997
Hampshire Dist Center South	Industrial	—	901	5,010	516	900	5,527	6,427	2,356	1979	1997

Blue Ash, Ohio
Lake Forest Place	Office	—	1,953	18,315	7,587	1,953	25,902	27,855	12,019	1985	1996
Northmark Bldg 1	Office	—	1,452	2,456	1,347	1,452	3,803	5,255	1,526	1987	2004
Westlake Center	Office	—	2,459	13,848	5,615	2,459	19,463	21,922	9,169	1981	1996

Bolingbrook, Illinois
555 St. James Gate	Industrial	5,760	2,184	9,263	859	2,332	9,974	12,306	3,429	2002	2002
Dawes Transportation	Industrial	—	3,050	4,453	142	3,050	4,595	7,645	2,175	2005	2005
515 Crossroads Parkway	Industrial	2,692	917	4,237	568	917	4,805	5,722	1,423	1999	2002
Crossroads 1	Industrial	3,743	1,418	5,794	675	1,418	6,469	7,887	901	1998	2010

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Crossroads 3	Industrial	2,693	1,330	4,450	61	1,330	4,511	5,841	654	2000	2010
370 Crossroads Parkway	Industrial	—	2,409	5,324	348	2,409	5,672	8,081	827	1989	2011
605 Crossroads Parkway	Industrial	—	3,656	7,832	201	3,656	8,033	11,689	752	1998	2011
335 Crossroads Parkway	Industrial	—	2,574	8,384	395	2,574	8,779	11,353	404	1997	2012

Boynton Beach, Florida
Gateway Center 1	Industrial	—	4,271	6,119	291	4,271	6,410	10,681	994	2002	2010
Gateway Center 2	Industrial	—	2,006	5,030	127	2,006	5,157	7,163	778	2002	2010
Gateway Center 3	Industrial	—	2,381	3,251	46	2,381	3,297	5,678	426	2002	2010
Gateway Center 4	Industrial	—	1,800	2,675	86	1,800	2,761	4,561	351	2000	2010
Gateway Center 5	Industrial	—	1,238	2,027	1,032	1,238	3,059	4,297	435	2000	2010
Gateway Center 6	Industrial	—	1,238	1,940	601	1,238	2,541	3,779	389	2000	2010
Gateway Center 7	Industrial	—	1,800	2,925	41	1,800	2,966	4,766	521	2000	2010
Gateway Center 8	Industrial	9,559	4,781	10,352	593	4,781	10,945	15,726	1,313	2004	2010

Braselton, Georgia
Braselton II	Industrial	—	1,365	8,692	2,296	1,884	10,469	12,353	4,013	2001	2001
625 Braselton Pkwy	Industrial	19,045	9,855	21,458	5,302	11,062	25,553	36,615	7,838	2006	2005
1350 Braselton Parkway	Industrial	—	8,227	8,874	5,193	8,227	14,067	22,294	4,716	2008	2008

Brentwood, Tennessee
Brentwood South Bus Ctr I	Industrial	—	1,065	4,949	1,501	1,065	6,450	7,515	2,404	1987	1999
Brentwood South Bus Ctr II	Industrial	—	1,065	2,410	1,539	1,065	3,949	5,014	1,493	1987	1999
Brentwood South Bus Ctr III	Industrial	—	848	3,493	1,157	848	4,650	5,498	1,681	1989	1999
Creekside Crossing I	Office	—	1,566	6,950	1,949	1,566	8,899	10,465	3,939	1998	1998
Creekside Crossing II	Office	—	2,087	6,457	2,431	2,087	8,888	10,975	3,592	2000	2000
Creekside Crossing III	Office	—	2,969	6,874	2,947	2,969	9,821	12,790	2,599	2006	2006
Creekside Crossing IV	Office	—	2,966	5,832	6,051	2,877	11,972	14,849	3,043	2007	2007

Bridgeton, Missouri
DukePort I	Industrial	—	2,124	5,357	345	2,124	5,702	7,826	932	1996	2010
DukePort II	Industrial	—	1,470	2,869	32	1,470	2,901	4,371	535	1997	2010
DukePort V	Industrial	—	600	2,918	145	600	3,063	3,663	400	1998	2010
DukePort VI	Industrial	—	1,664	6,146	117	1,664	6,263	7,927	1,045	1999	2010
DukePort VII	Industrial	—	834	4,102	57	834	4,159	4,993	681	1999	2010
DukePort IX	Industrial	—	2,475	5,740	1,667	2,475	7,407	9,882	982	2001	2010

Brooklyn Park, Minnesota
7300 Northland Drive	Industrial	—	700	5,655	366	703	6,018	6,721	2,427	1999	1998
Crosstown North Bus. Ctr. 1	Industrial	3,445	835	4,852	1,392	1,286	5,793	7,079	2,483	1998	1999

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Crosstown North Bus. Ctr. 2	Industrial	—	449	2,455	835	599	3,140	3,739	1,266	1998	1999
Crosstown North Bus. Ctr. 4	Industrial	4,887	2,079	5,830	1,759	2,397	7,271	9,668	2,922	1999	1999
Crosstown North Bus. Ctr. 5	Industrial	2,857	1,079	3,983	849	1,354	4,557	5,911	1,776	2000	2000
Crosstown North Bus. Ctr. 6	Industrial	—	788	1,127	2,413	1,031	3,297	4,328	1,192	2000	2000
Crosstown North Bus. Ctr. 10	Industrial	3,910	2,757	3,949	1,219	2,723	5,202	7,925	2,579	2005	2005
Crosstown North Bus. Ctr. 12	Industrial	6,783	4,564	7,852	1,079	4,564	8,931	13,495	2,743	2005	2005

Burr Ridge, Illinois
Burr Ridge Medical Center	Medical Office	—	5,392	31,506	777	5,392	32,283	37,675	2,542	2010	2012

Carmel, Indiana
Hamilton Crossing I	Office	—	833	2,682	3,176	845	5,846	6,691	3,079	2000	1993
Hamilton Crossing II	Office	—	313	491	1,719	313	2,210	2,523	1,018	1997	1997
Hamilton Crossing III	Office	—	890	7,014	3,073	890	10,087	10,977	3,943	2000	2000
Hamilton Crossing IV	Office	—	515	4,773	854	598	5,544	6,142	2,306	1999	1999
Hamilton Crossing VI	Office	—	1,044	12,783	1,363	1,068	14,122	15,190	4,968	2004	2004

Carol Stream, Illinois
Carol Stream IV	Industrial	8,479	3,204	12,499	1,308	3,204	13,807	17,011	4,009	2004	2003
Carol Stream I	Industrial	—	1,095	3,438	—	1,095	3,438	4,533	620	1998	2010
Carol Stream III	Industrial	—	1,556	6,331	32	1,556	6,363	7,919	874	2002	2010
250 Kehoe Blvd, Carol Stream	Industrial	—	1,715	7,560	21	1,715	7,581	9,296	630	2008	2011
720 Center Avenue	Industrial	—	4,031	20,735	1,025	4,756	21,035	25,791	2,522	1999	2011
189-199 Easy Street	Industrial	—	1,075	3,739	11	1,075	3,750	4,825	308	1995	2011

Cary, North Carolina
200 Regency Forest Drive	Office	—	1,230	11,922	3,409	1,461	15,100	16,561	5,582	1999	1999
100 Regency Forest Drive	Office	—	1,538	9,327	3,068	1,644	12,289	13,933	4,649	1997	1999

Cedar Park, Texas
Cedar Park MOB I	Medical Office	—	576	15,666	812	576	16,478	17,054	2,021	2007	2011

Cedartown, Georgia
Harbin Clinic Cedartown MOB	Medical Office	—	755	3,121	—	755	3,121	3,876	195	2007	2012

Celebration, Florida
Celebration Medical Plaza	Medical Office	12,810	558	17,335	354	558	17,689	18,247	1,392	2006	2012

Chantilly, Virginia
15002 Northridge Dr.	Office	—	2,082	1,663	1,831	2,082	3,494	5,576	1,504	2007	2007

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
15004 Northridge Dr.	Office	—	2,366	1,920	2,184	2,366	4,104	6,470	1,286	2007	2007
15006 Northridge Dr.	Office	—	2,920	1,892	2,359	2,920	4,251	7,171	1,281	2007	2007

Charlotte, North Carolina
Morehead Medical Plaza I	Medical Office	—	191	39,047	73	191	39,120	39,311	5,142	2006	2010

Chillicothe, Ohio
Adena Health Pavilion	Medical Office	—	—	14,428	238	—	14,666	14,666	5,382	2006	2007

Chino, California
Chino I	Industrial	—	14,046	8,236	542	14,046	8,778	22,824	589	2013	2013

Cincinnati, Ohio
311 Elm	Office	—	339	5,163	1,469	—	6,971	6,971	5,191	1986	1993
Blue Ash Office Center VI	Office	—	518	2,356	765	518	3,121	3,639	1,353	1989	1997
Towers of Kenwood	Office	—	4,891	40,430	4,063	4,891	44,493	49,384	14,929	1989	2003
8790 Governor's Hill	Office	—	400	4,193	1,472	408	5,657	6,065	3,083	1985	1993
8600/8650 Governor's Hill Dr.	Office	—	1,220	16,457	7,451	1,245	23,883	25,128	13,551	1986	1993
8230 Kenwood Commons	Office	2,355	638	3,863	1,325	638	5,188	5,826	3,648	1986	1993
8280 Kenwood Commons	Office	1,345	638	2,555	811	638	3,366	4,004	2,153	1986	1993
Kenwood Medical Office Bldg.	Medical Office	—	—	7,663	100	—	7,763	7,763	3,041	1999	1999
Pfeiffer Woods	Office	—	1,450	11,834	2,125	2,131	13,278	15,409	5,725	1998	1999
Remington Park Building A and B	Office	—	1,120	2,335	352	1,120	2,687	3,807	1,885	1982	1997
Triangle Office Park	Office	635	1,018	9,869	2,438	1,018	12,307	13,325	8,541	1985	1993
World Park Bldg 8	Industrial	—	1,095	2,640	301	1,095	2,941	4,036	440	1989	2010
World Park Bldg 9	Industrial	—	335	1,825	230	335	2,055	2,390	351	1989	2010
World Park Bldg 11	Industrial	—	674	2,032	296	674	2,328	3,002	363	1989	2010
World Park Bldg 14	Industrial	—	668	3,617	157	668	3,774	4,442	601	1989	2010
World Park Bldg 15	Industrial	—	488	1,769	16	488	1,785	2,273	247	1990	2010
World Park Bldg 16	Industrial	—	525	2,086	1	525	2,087	2,612	319	1989	2010
World Park Bldg 17	Industrial	—	1,133	5,648	—	1,133	5,648	6,781	799	1994	2010
World Park Bldg 18	Industrial	—	1,268	5,200	96	1,268	5,296	6,564	694	1997	2010
World Park Bldg 28	Industrial	—	870	5,293	101	870	5,394	6,264	684	1998	2010
World Park Bldg 29	Industrial	—	1,605	10,220	5	1,605	10,225	11,830	1,308	1998	2010
World Park Bldg 30	Industrial	—	2,492	11,964	447	2,492	12,411	14,903	1,789	1999	2010
World Park Bldg 31	Industrial	—	533	2,531	354	533	2,885	3,418	399	1998	2010
Western Ridge	Medical Office	—	1,894	8,028	764	1,915	8,771	10,686	1,305	2010	2010
Western Ridge MOB II	Medical Office	—	1,020	3,544	44	1,020	3,588	4,608	416	2011	2011
Good Samaritan Clifton	Medical Office	—	50	8,438	—	50	8,438	8,488	466	1992	2012
TriHealth Cardiology Anderson	Medical Office	—	1,095	3,852	74	1,095	3,926	5,021	104	2013	2013

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired

Clayton, Missouri
101 South Hanley	Office	—	6,150	37,865	8,873	6,150	46,738	52,888	15,320	1986	2002

College Station, Texas
College Station Medical Center	Medical Office	—	5,551	33,770	1,840	5,551	35,610	41,161	933	2013	2013

Columbus, Ohio
4343 Easton Commons land lot	Grounds	—	796	—	—	796	—	796	—	n/a	2007

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Coppell, Texas
Freeport X	Industrial	15,066	8,198	16,886	3,271	8,198	20,157	28,355	10,805	2004	2004
Point West VI	Industrial	16,844	10,181	17,905	6,719	10,181	24,624	34,805	8,068	2008	2008
Point West VII	Industrial	13,635	6,785	13,668	6,622	7,201	19,874	27,075	6,654	2008	2008
Samsung Pkg Lot-PWT7	Grounds	—	306	—	61	367	—	367	202	n/a	2009

Corona, California
1283 Sherborn Street	Industrial	—	8,677	16,778	40	8,677	16,818	25,495	2,149	2005	2011

Cranbury, New Jersey
311 Half Acre Road	Industrial	—	6,600	14,636	—	6,600	14,636	21,236	466	2004	2013
315 Half Acre Road	Industrial	—	14,100	30,084	—	14,100	30,084	44,184	947	2004	2013

Dallas, Texas
Baylor Administration Building	Medical Office	—	50	14,435	100	150	14,435	14,585	2,351	2009	2009

Davenport, Florida
Park 27 Distribution Center I	Industrial	—	2,449	5,224	181	2,449	5,405	7,854	2,362	2003	2003
Park 27 Distribution Center II	Industrial	—	4,374	8,218	4,948	4,415	13,125	17,540	4,941	2007	2007

Davie, Florida
Westport Business Park 1	Industrial	2,114	1,200	1,317	59	1,200	1,376	2,576	251	1991	2011
Westport Business Park 2	Industrial	1,805	1,088	818	228	1,088	1,046	2,134	178	1991	2011
Westport Business Park 3	Industrial	5,149	2,363	6,353	495	2,363	6,848	9,211	844	1991	2011

Deerfield Township, Ohio
Deerfield Crossing A	Office	—	1,493	10,604	2,261	1,493	12,865	14,358	5,209	1999	1999
Deerfield Crossing B	Office	—	1,069	9,473	1,022	1,069	10,495	11,564	3,599	2001	2001
Governor's Pointe 4770	Office	—	586	7,339	1,249	596	8,578	9,174	5,574	1986	1993
Governor's Pointe 4705	Office	—	719	5,642	4,123	928	9,556	10,484	5,486	1988	1993
Governor's Pointe 4605	Office	—	578	15,757	4,881	996	20,220	21,216	11,225	1990	1993
Governor's Pointe 4660	Office	—	385	3,805	627	385	4,432	4,817	1,858	1997	1997
Governor's Pointe 4680	Office	—	811	6,088	2,398	811	8,486	9,297	3,272	1998	1998

Deer Park, Texas
801 Seaco Court	Industrial	—	2,331	5,158	—	2,331	5,158	7,489	429	2006	2012

Duluth, Georgia
2775 Premiere Parkway	Industrial	6,382	560	4,421	441	565	4,857	5,422	1,767	1997	1999
3079 Premiere Parkway	Industrial	10,038	776	4,844	2,531	783	7,368	8,151	2,767	1998	1999

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
2855 Premiere Parkway	Industrial	6,180	765	3,110	1,112	770	4,217	4,987	1,535	1999	1999
6655 Sugarloaf	Industrial	13,437	1,651	6,985	1,075	1,659	8,052	9,711	2,558	1998	2001
6650 Sugarloaf Parkway	Office	5,183	1,573	4,240	536	1,573	4,776	6,349	744	2004	2011
2450 Meadowbrook Parkway	Industrial	—	383	1,622	618	383	2,240	2,623	329	1989	2010
2625 Pinemeadow Court	Industrial	—	861	4,025	107	861	4,132	4,993	1,146	1994	2010
2660 Pinemeadow Court	Industrial	—	540	2,302	41	540	2,343	2,883	446	1996	2010
2450 Satellite Boulevard	Industrial	—	556	2,484	104	556	2,588	3,144	585	1994	2010

DuPont, WA
Amazon DuPont	Industrial	—	34,634	39,342	942	34,804	40,114	74,918	731	2013	2013

Durham, North Carolina
1805 T.W. Alexander Drive	Industrial	—	4,110	10,497	103	4,110	10,600	14,710	961	2000	2011
1757 T.W. Alexander Drive	Industrial	8,850	2,998	9,095	—	2,998	9,095	12,093	888	2007	2011

Eagan, Minnesota
Apollo Industrial Ctr I	Industrial	3,369	866	4,091	1,844	880	5,921	6,801	2,673	1997	1997
Apollo Industrial Ctr II	Industrial	1,563	474	2,332	264	474	2,596	3,070	943	2000	2000
Apollo Industrial Ctr III	Industrial	3,786	1,432	6,107	25	1,432	6,132	7,564	2,176	2000	2000
Silver Bell Commons	Industrial	—	1,807	5,527	2,429	1,941	7,822	9,763	3,465	1999	1999
Trapp Road Commerce Center I	Industrial	2,275	671	3,754	507	691	4,241	4,932	1,759	1996	1998
Trapp Road Commerce Center II	Industrial	4,008	1,250	5,917	1,426	1,250	7,343	8,593	2,888	1998	1998

Earth City, Missouri
Rider Trail	Office	—	2,615	9,779	3,834	2,615	13,613	16,228	6,115	1987	1997
3300 Pointe 70	Office	—	1,186	5,995	2,933	1,186	8,928	10,114	4,251	1989	1997
Corporate Center, Earth City	Industrial	—	783	1,282	2,329	783	3,611	4,394	1,394	2000	2000
Corporate Trail Distribution	Industrial	—	2,850	6,163	2,239	2,875	8,377	11,252	3,248	2006	2006

East Point, Georgia
Camp Creek Bldg 1400	Office	5,523	561	2,419	1,593	609	3,964	4,573	1,449	1988	2001
Camp Creek Bldg 1800	Office	4,724	462	2,440	925	497	3,330	3,827	1,203	1989	2001
Camp Creek Bldg 2000	Office	5,071	395	2,249	1,210	491	3,363	3,854	1,205	1989	2001
Camp Creek Bldg 2400	Industrial	3,459	296	1,369	1,056	344	2,377	2,721	888	1988	2001
Camp Creek Bldg 2600	Industrial	5,410	364	2,014	2,065	1,664	2,779	4,443	1,354	1990	2001
3201 Centre Parkway	Industrial	20,975	4,406	9,506	3,567	5,304	12,175	17,479	5,027	2004	2004
Camp Creek Bldg 1200	Office	—	1,334	738	1,224	1,377	1,919	3,296	975	2005	2005
3900 North Commerce	Industrial	5,200	1,059	2,966	119	1,158	2,986	4,144	1,111	2005	2005
3909 North Commerce	Industrial	—	5,687	10,192	12,885	9,334	19,430	28,764	9,918	2006	2006
4200 North Commerce	Industrial	10,958	2,065	7,076	347	2,294	7,194	9,488	2,074	2006	2006

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Camp Creek Building 1000	Office	—	1,537	2,459	1,188	1,583	3,601	5,184	2,383	2006	2006
3000 Centre Parkway	Industrial	—	1,163	1,072	1,220	1,224	2,231	3,455	791	2007	2007
1500 Centre Parkway	Office	—	1,683	5,564	3,396	1,774	8,869	10,643	3,855	2008	2008
1100 Centre Parkway	Office	—	1,309	4,881	512	1,364	5,338	6,702	1,254	2008	2008
4800 N. Commerce Dr. (Site Q)	Industrial	—	2,476	4,650	1,974	2,639	6,461	9,100	1,753	2008	2008
4100 North Commerce Drive	Industrial	—	3,130	9,115	430	3,227	9,448	12,675	284	2013	2013

Edwardsville, Illinois
Lakeview Commerce Building I	Industrial	—	4,561	18,604	—	4,561	18,604	23,165	629	2006	2013

Elk Grove Village, Illinois
1717 Busse Road	Industrial	13,542	3,602	19,016	—	3,602	19,016	22,618	1,712	2004	2011
Yusen BTS	Industrial	—	8,152	9,948	263	8,158	10,205	18,363	437	2013	2013

Ellabell, Georgia
1086 Orafold Pkwy	Industrial	9,328	2,042	13,104	640	2,046	13,740	15,786	3,173	2006	2008

Fairfax, Virginia
Fair Oaks MOB	Medical Office	—	808	28,570	207	808	28,777	29,585	2,067	2009	2012

Fairfield, Ohio
Union Centre Industrial Park 2	Industrial	—	5,635	8,709	2,267	5,635	10,976	16,611	3,288	2008	2008

Fishers, Indiana
Exit 5 Building 1	Industrial	—	822	2,612	446	822	3,058	3,880	1,363	1999	1999
Exit 5 Building 2	Industrial	—	749	3,003	1,082	749	4,085	4,834	1,771	2000	2000
St. Vincent Northeast MOB	Medical Office	—	—	23,101	4,773	4,235	23,639	27,874	8,736	2008	2008

Flower Mound, Texas
Lakeside Ranch Bldg 20	Industrial	—	9,861	20,994	340	9,861	21,334	31,195	3,138	2007	2011

Fort Worth, Texas
Riverpark Bldg 700	Industrial	—	3,975	10,766	65	3,975	10,831	14,806	1,617	2007	2011

Franklin, Tennessee
Aspen Grove Business Ctr I	Industrial	—	936	5,855	3,671	936	9,526	10,462	4,756	1996	1999
Aspen Grove Business Ctr II	Industrial	—	1,151	6,061	953	1,151	7,014	8,165	2,554	1996	1999
Aspen Grove Business Ctr III	Industrial	—	970	5,321	756	970	6,077	7,047	2,331	1998	1999
Aspen Grove Business Center IV	Industrial	—	492	2,234	597	492	2,831	3,323	788	2002	2002
Aspen Grove Business Ctr V	Industrial	—	943	5,024	2,594	943	7,618	8,561	3,644	1996	1999

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Aspen Grove Flex Center II	Industrial	—	240	1,052	495	240	1,547	1,787	135	1999	1999
Aspen Grove Office Center I	Office	—	950	5,505	2,850	950	8,355	9,305	3,150	1999	1999
Aspen Grove Flex Center I	Industrial	—	301	1,061	914	301	1,975	2,276	699	1999	1999
Aspen Grove Flex Center III	Industrial	—	327	855	1,099	327	1,954	2,281	639	2001	2001
Aspen Grove Flex Center IV	Industrial	—	205	821	242	205	1,063	1,268	339	2001	2001
Aspen Corporate Center 100	Office	—	723	2,358	308	723	2,666	3,389	659	2004	2004
Aspen Corporate Center 200	Office	—	1,306	1,290	1,655	1,306	2,945	4,251	1,480	2006	2006
Aspen Corporate Center 300	Office	—	1,451	2,050	1,902	1,460	3,943	5,403	1,220	2008	2008
Aspen Corporate Center 400	Office	—	1,833	1,961	2,515	1,833	4,476	6,309	1,487	2007	2007
Aspen Grove Office Center II	Office	—	2,320	5,218	4,066	2,320	9,284	11,604	2,180	2007	2007
Brentwood South Bus Ctr IV	Industrial	—	569	2,046	1,560	705	3,470	4,175	1,634	1990	1999
Brentwood South Bus Ctr V	Industrial	—	445	1,846	301	445	2,147	2,592	804	1990	1999
Brentwood South Bus Ctr VI	Industrial	1,251	489	1,102	1,065	489	2,167	2,656	726	1990	1999

Franklin Park, Illinois
O'Hare Distribution Ctr	Industrial	—	3,900	2,702	1,346	3,900	4,048	7,948	883	2007	2007

Ft. Wayne, Indiana
Parkview Ambulatory Svcs - MOB	Medical Office	—	937	10,661	4,420	937	15,081	16,018	3,534	2007	2007

Garden City, Georgia
Aviation Court Land	Grounds	—	1,509	—	—	1,509	—	1,509	151	n/a	2006

Garner, North Carolina
600 Greenfield North	Industrial	—	597	3,049	189	597	3,238	3,835	487	2006	2011

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
700 Greenfield North	Industrial	—	468	2,664	12	468	2,676	3,144	409	2007	2011
800 Greenfield North	Industrial	—	438	5,872	92	438	5,964	6,402	553	2004	2011
900 Greenfield North	Industrial	—	422	6,532	202	422	6,734	7,156	737	2007	2011

Geneva, Illinois
1800 Averill Road	Industrial	—	3,189	11,890	7,531	4,778	17,832	22,610	1,291	2000	2011

Goodyear, Arizona
Goodyear One	Industrial	—	5,142	4,661	1,874	5,142	6,535	11,677	2,368	2008	2008

Gouldsboro, Pennsylvania
400 First Avenue	Industrial	27,961	9,500	51,645	—	9,500	51,645	61,145	1,114	2007	2013

Grand Prairie, Texas
Grand Lakes I	Industrial	—	8,106	10,632	2,527	8,040	13,225	21,265	4,674	2006	2006
Grand Lakes II	Industrial	—	11,853	16,714	8,392	11,853	25,106	36,959	10,091	2008	2008
Pioneer 161 Building	Industrial	—	7,381	17,628	13	7,381	17,641	25,022	2,555	2008	2011

Grove City, Ohio
SouthPointe Building A	Industrial	—	844	5,606	6	844	5,612	6,456	961	1995	2010
SouthPointe Building B	Industrial	—	790	5,284	—	790	5,284	6,074	891	1996	2010
SouthPointe Building C	Industrial	—	754	6,418	—	754	6,418	7,172	851	1996	2010

Groveport, Ohio
6600 Port Road	Industrial	—	2,725	21,768	2,378	3,213	23,658	26,871	10,110	1998	1997
Groveport Commerce Center #437	Industrial	5,183	1,049	6,759	2,861	1,065	9,604	10,669	3,270	1999	1999
Groveport Commerce Center #168	Industrial	2,330	510	2,808	1,440	510	4,248	4,758	1,596	2000	2000
Groveport Commerce Center #345	Industrial	4,360	1,045	6,123	1,453	1,045	7,576	8,621	3,252	2000	2000
Groveport Commerce Center #667	Industrial	9,763	4,420	14,172	982	4,420	15,154	19,574	7,226	2005	2005
Rickenbacker 936	Industrial	—	5,680	23,872	—	5,680	23,872	29,552	2,514	2008	2010

Hamilton, Ohio
Bethesda Specialty Hospital	Medical Office	4,144	1,499	4,990	112	1,499	5,102	6,601	512	2000	2012
Bethesda Imaging/ED	Medical Office	4,595	751	3,316	3,918	1,239	6,746	7,985	413	2006	2012
Bethesda Sleep Center	Medical Office	1,821	501	2,220	24	501	2,244	2,745	178	2008	2012
Bethesda Condo 1	Medical Office	478	—	664	—	—	664	664	51	2004	2012
Bethesda Condo 2	Medical Office	2,757	—	3,478	1,208	—	4,686	4,686	347	2008	2012
3090 McBride Road	Medical Office	959	375	1,208	53	375	1,261	1,636	144	2008	2012

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Hazelwood, Missouri
Lindbergh Distribution Center	Industrial	—	8,200	9,884	3,523	8,491	13,116	21,607	3,698	2007	2007

Hebron, Kentucky
Southpark Building 4	Industrial	—	779	3,113	1,339	779	4,452	5,231	2,085	1994	1994
CR Services	Industrial	—	1,085	4,054	1,499	1,085	5,553	6,638	2,759	1994	1994
Hebron Building 1	Industrial	—	8,855	10,961	392	8,855	11,353	20,208	4,810	2006	2006
Hebron Building 2	Industrial	—	6,790	9,037	3,852	6,813	12,866	19,679	4,642	2007	2007
Skyport Building 1	Industrial	—	1,057	5,876	—	1,057	5,876	6,933	750	1997	2010
Skyport Building 2	Industrial	—	1,400	9,114	181	1,400	9,295	10,695	1,263	1998	2010
Skyport Building 3	Industrial	—	2,016	9,114	244	2,016	9,358	11,374	1,666	2000	2010
Skyport Building 5	Industrial	—	2,878	7,408	589	2,878	7,997	10,875	2,031	2006	2010
Southpark Building 1	Industrial	—	553	1,706	164	553	1,870	2,423	330	1990	2010
Southpark Building 3	Industrial	—	755	3,975	18	755	3,993	4,748	614	1991	2010

Hillsdale, Illinois
4160 Madison Street	Industrial	—	1,069	866	55	1,069	921	1,990	245	1974	2011

Holly Springs, North Carolina
REX Holly Springs MOB	Medical Office	—	11	7,724	129	11	7,853	7,864	671	2011	2011

Hopkins, Minnesota
Cornerstone Business Center	Industrial	1,942	1,469	8,186	1,677	1,454	9,878	11,332	3,791	1996	1997

Houston, Texas
Point North One	Industrial	—	3,125	3,420	2,169	3,125	5,589	8,714	2,417	2008	2008
Point North Two	Industrial	—	4,210	5,651	49	4,210	5,700	9,910	—	2013	2013
Sam Houston Crossing Two	Office	—	2,088	17,392	1,615	2,088	19,007	21,095	599	2013	2013
Westland I	Industrial	—	4,183	4,837	3,317	4,233	8,104	12,337	2,995	2008	2008
Westland II	Industrial	—	3,439	8,890	501	3,246	9,584	12,830	1,403	2011	2011

Hutchins, Texas
Duke Intermodal I	Industrial	9,442	5,290	9,242	2,579	5,290	11,821	17,111	3,763	2006	2006

Independence, Ohio
Freedom Square I	Office	—	595	3,454	(1,543)	595	1,911	2,506	1,843	1980	1996
Freedom Square II	Office	—	1,746	11,368	(1,168)	1,746	10,200	11,946	6,599	1987	1996
Freedom Square III	Office	—	701	5,151	(1,083)	701	4,068	4,769	2,306	1997	1997
Oak Tree Place	Office	—	703	4,256	1,000	703	5,256	5,959	2,382	1995	1997

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Indianapolis, Indiana
6061 Guion Rd	Industrial	—	274	1,770	495	274	2,265	2,539	1,111	1974	1995
St. Vincent Max Simon MOB	Medical Office	—	3,209	11,575	325	3,209	11,900	15,109	1,910	2007	2011
Centerre/Community Rehab Hosp	Medical Office	—	1,150	16,709	171	1,150	16,880	18,030	508	2013	2013
Park 100 Bldg 31	Industrial	—	64	337	223	64	560	624	145	1978	2005
Park 100 Building 96	Industrial	7,808	1,171	13,804	113	1,424	13,664	15,088	6,933	1997	1995
Park 100 Building 98	Industrial	—	273	7,482	2,828	273	10,310	10,583	6,088	1995	1994
Park 100 Building 100	Industrial	—	103	1,889	896	103	2,785	2,888	1,429	1995	1995
Park 100 Building 102	Office	—	182	1,087	432	182	1,519	1,701	507	1982	2005
Park 100 Building 109	Industrial	—	240	1,636	627	246	2,257	2,503	1,570	1985	1986
Park 100 Building 116	Office	—	341	2,817	608	348	3,418	3,766	2,205	1988	1988
Park 100 Building 118	Office	—	226	1,859	1,142	230	2,997	3,227	1,682	1988	1993
Park 100 Building 122	Industrial	—	284	3,154	1,406	290	4,554	4,844	2,449	1990	1993
Park 100 Building 124	Office	—	227	2,143	776	227	2,919	3,146	919	1992	2002
Park 100 Building 127	Industrial	—	96	1,485	672	96	2,157	2,253	1,073	1995	1995
Park 100 Building 141	Industrial	1,982	1,120	2,562	273	1,120	2,835	3,955	1,097	2005	2005
Hewlett-Packard Land Lease	Grounds	—	252	—	—	252	—	252	73	n/a	2003
Park 100 Bldg 121 Land Lease	Grounds	—	5	—	—	5	—	5	1	n/a	2003
Hewlett Packard Land Lse-62	Grounds	—	45	—	—	45	—	45	13	n/a	2003
West 79th St. Parking Lot LL	Grounds	—	350	—	699	1,049	—	1,049	390	n/a	2006
Park Fletcher Building 33	Industrial	—	847	5,264	593	847	5,857	6,704	1,441	1997	2006
Park Fletcher Building 34	Industrial	—	910	5,427	667	910	6,094	7,004	1,482	1997	2006
Park Fletcher Building 35	Industrial	—	260	1,422	134	260	1,556	1,816	383	1997	2006
Park Fletcher Building 36	Industrial	—	326	2,326	88	326	2,414	2,740	573	1997	2006
Park Fletcher Building 37	Industrial	—	196	653	9	196	662	858	159	1998	2006
Park Fletcher Building 38	Industrial	—	1,428	5,908	168	1,428	6,076	7,504	1,797	1999	2006
Park Fletcher Building 39	Industrial	—	570	2,054	292	570	2,346	2,916	767	1999	2006
Park Fletcher Building 40	Industrial	—	761	2,965	642	761	3,607	4,368	1,021	1999	2006
Park Fletcher Building 41	Industrial	—	952	4,131	428	952	4,559	5,511	1,172	2001	2006
Park Fletcher Building 42	Industrial	—	2,095	8,273	232	2,095	8,505	10,600	2,186	2001	2006
One Parkwood Crossing	Office	—	1,018	9,130	2,316	1,018	11,446	12,464	5,395	1989	1995
Three Parkwood Crossing	Office	—	1,377	7,256	2,044	1,316	9,361	10,677	4,407	1997	1997
Four Parkwood Crossing	Office	—	1,383	10,586	1,866	1,431	12,404	13,835	5,306	1998	1998
Five Parkwood Crossing	Office	—	1,485	10,119	2,347	1,528	12,423	13,951	4,212	1999	1999
Six Parkwood Crossing	Office	—	1,960	12,993	2,110	1,960	15,103	17,063	5,480	2000	2000
Seven Parkwood Crossing	Office	—	1,877	4,121	1,186	1,877	5,307	7,184	660	2000	2011
Eight Parkwood Crossing	Office	—	6,435	15,340	776	6,435	16,116	22,551	7,802	2003	2003
Nine Parkwood Crossing	Office	—	6,046	12,971	2,831	6,047	15,801	21,848	4,896	2005	2005
One West	Office	14,322	5,361	16,182	5,003	5,361	21,185	26,546	4,768	2007	2007
PWW Granite City Lease	Grounds	—	1,846	856	143	1,989	856	2,845	477	2008	2009
One West Parking Garage	Grounds	—	—	1,616	—	—	1,616	1,616	98	2007	2011
River Road Building I	Office	—	856	6,162	3,119	856	9,281	10,137	4,953	1998	1998
River Road Building II	Office	—	1,827	8,416	3,095	1,886	11,452	13,338	2,984	2008	2008
Woodland Corporate Park I	Office	—	290	3,399	1,474	290	4,873	5,163	2,070	1998	1998
Woodland Corporate Park II	Office	—	271	2,914	2,056	297	4,944	5,241	1,884	1999	1999
Woodland Corporate Park III	Office	—	1,227	3,322	706	1,227	4,028	5,255	1,340	2000	2000
Woodland Corporate Park V	Office	—	768	9,976	94	768	10,070	10,838	4,083	2003	2003
Woodland Corporate Park VI	Office	—	2,145	10,163	4,299	2,145	14,462	16,607	4,293	2008	2008
Georgetown Rd. Bldg 1	Industrial	—	468	2,060	219	468	2,279	2,747	359	1987	2010
Georgetown Rd. Bldg 2	Industrial	—	465	2,174	607	465	2,781	3,246	344	1987	2010
Georgetown Rd. Bldg 3	Industrial	—	408	1,036	87	408	1,123	1,531	176	1987	2010
North Airport Park Bldg 2	Industrial	—	1,800	4,989	344	1,800	5,333	7,133	896	1997	2010
Park 100 Building 39	Industrial	—	628	2,284	36	628	2,320	2,948	388	1987	2010
Park 100 Building 48	Industrial	—	690	1,730	406	690	2,136	2,826	304	1984	2010
Park 100 Building 49	Industrial	—	364	1,687	159	364	1,846	2,210	284	1982	2010
Park 100 Building 50	Industrial	—	327	786	70	327	856	1,183	129	1982	2010
Park 100 Building 52	Industrial	—	216	189	—	216	189	405	37	1983	2010
Park 100 Building 53	Industrial	—	338	1,513	121	338	1,634	1,972	260	1984	2010
Park 100 Building 54	Industrial	—	354	1,390	233	354	1,623	1,977	208	1984	2010
Park 100 Building 57	Industrial	—	616	1,183	165	616	1,348	1,964	202	1984	2010
Park 100 Building 58	Industrial	—	642	2,222	102	642	2,324	2,966	389	1984	2010
Park 100 Building 59	Industrial	—	411	1,451	165	411	1,616	2,027	243	1985	2010
Park 100 Building 60	Industrial	—	382	1,526	82	382	1,608	1,990	266	1985	2010
Park 100 Building 62	Industrial	—	616	718	36	616	754	1,370	360	1986	2010
Park 100 Building 63	Industrial	—	388	1,049	40	388	1,089	1,477	224	1987	2010
Park 100 Building 64	Industrial	—	389	1,071	62	389	1,133	1,522	182	1987	2010
Park 100 Building 66	Industrial	—	424	1,303	13	424	1,316	1,740	270	1987	2010
Park 100 Building 67	Industrial	—	338	710	169	338	879	1,217	147	1987	2010
Park 100 Building 68	Industrial	—	338	1,200	67	338	1,267	1,605	169	1987	2010

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Park 100 Building 79	Industrial	—	358	1,781	129	358	1,910	2,268	260	1988	2010
Park 100 Building 80	Industrial	—	358	1,811	83	358	1,894	2,252	244	1988	2010
Park 100 Building 83	Industrial	—	427	1,488	118	427	1,606	2,033	321	1989	2010
Park 100 Building 84	Industrial	—	427	1,894	135	427	2,029	2,456	271	1989	2010
Park 100 Building 87	Industrial	—	1,136	7,008	382	1,136	7,390	8,526	1,398	1989	2010
Park 100 Building 97	Industrial	—	1,070	4,993	196	1,070	5,189	6,259	696	1994	2010
Park 100 Building 110	Office	—	376	1,706	25	376	1,731	2,107	246	1987	2010
Park 100 Building 111	Office	—	633	3,128	285	633	3,413	4,046	715	1987	2010
Park 100 Building 112	Industrial	—	356	836	23	356	859	1,215	132	1987	2010
Park 100 Building 128	Industrial	9,946	1,152	16,581	65	1,152	16,646	17,798	4,076	1996	2010
Park 100 Building 129	Industrial	5,335	1,280	9,062	642	1,280	9,704	10,984	1,246	2000	2010
Park 100 Building 131	Industrial	6,057	1,680	10,834	198	1,680	11,032	12,712	1,335	1997	2010
Park 100 Building 133	Industrial	—	104	1,157	—	104	1,157	1,261	139	1997	2010

Itasca, Illinois
751 Expressway	Industrial	—	1,208	2,424	(23)	1,208	2,401	3,609	264	1978	2011

Katy, Texas
Christus St. Catherine Plaza 1	Medical Office	—	47	9,092	169	47	9,261	9,308	1,043	2001	2011
Christus St. Catherine Plaza 2	Medical Office	—	122	12,009	243	122	12,252	12,374	1,170	2004	2011
Christus St. Catherine Plaza 3	Medical Office	—	131	9,963	55	131	10,018	10,149	1,395	2006	2011

Keller, Texas
Baylor Emergency @ Keller	Medical Office	—	2,365	10,028	—	2,365	10,028	12,393	—	2013	2013

Kissimmee, Florida
Kissimmee Medical Plaza	Medical Office	10,712	763	18,221	85	763	18,306	19,069	1,096	2009	2012

Kyle, Texas
Seton Hays MOB I	Medical Office	—	165	11,736	3,480	165	15,216	15,381	2,035	2009	2009

La Miranda, California
Trojan Way	Industrial	—	23,503	33,342	125	23,503	33,467	56,970	2,475	2002	2012

LaPorte, Texas
Bayport Container Lot	Grounds	—	3,334	—	—	3,334	—	3,334	—	n/a	2010

Las Cruces, New Mexico
Mountain View Medical Plaza	Medical Office	12,182	430	20,298	45	430	20,343	20,773	1,687	2003	2012

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Lawrenceville, Georgia
Weyerhaeuser BTS	Industrial	9,283	3,974	3,101	22	3,982	3,115	7,097	2,326	2004	2004

Lebanon, Indiana
Lebanon Building 4	Industrial	10,928	305	8,954	113	177	9,195	9,372	3,716	2000	1997
Lebanon Building 9	Industrial	11,007	554	6,675	1,253	554	7,928	8,482	3,008	1999	1999
Lebanon Building 12	Industrial	25,477	5,163	12,851	740	5,163	13,591	18,754	6,899	2003	2003
Lebanon Building 13	Industrial	9,931	561	6,473	396	1,901	5,529	7,430	3,181	2003	2003
Lebanon Building 14	Industrial	19,207	2,813	11,145	1,453	2,813	12,598	15,411	4,025	2005	2005
Lebanon Building 1(Amer Air)	Industrial	—	312	3,799	36	312	3,835	4,147	596	1996	2010
Lebanon Building 2	Industrial	—	948	19,037	144	948	19,181	20,129	2,417	2007	2010
Lebanon Building 6	Industrial	10,644	699	8,250	—	699	8,250	8,949	1,287	1998	2010

Lebanon, Tennessee
Park 840 Logistics Cnt. Bldg 653	Industrial	—	6,776	9,066	3,925	6,776	12,991	19,767	4,732	2006	2006
Park 840 East Log. Ctr Bld 300	Industrial	—	7,731	14,881	527	7,731	15,408	23,139	589	2013	2013

Lockbourne, Ohio
Creekside XXII	Industrial	—	2,868	17,032	207	2,868	17,239	20,107	1,615	2008	2012
Creekside XIV	Industrial	—	1,947	12,630	75	1,947	12,705	14,652	1,522	2005	2012

Logan Township, New Jersey
1130 Commerce Boulevard	Industrial	10,740	3,770	19,338	—	3,770	19,338	23,108	446	2002	2013

Long Beach, California
3700 Cover Street	Industrial	—	7,280	6,954	—	7,280	6,954	14,234	139	2012	2013

Longview, Texas
Longview MOB	Medical Office	15,051	403	26,792	—	403	26,792	27,195	2,071	2003	2012

Lynwood, California
Century Distribution Center	Industrial	—	16,847	17,881	30	16,847	17,911	34,758	1,963	2007	2011

Manteca, California
600 Spreckels Ave	Industrial	—	4,851	19,703	67	4,851	19,770	24,621	1,124	1999	2012

Marble Falls, Texas
Marble Falls Medical Center	Medical Office	—	1,519	18,836	585	1,519	19,421	20,940	631	2013	2013

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Maryland Heights, Missouri
Riverport Tower	Office	—	3,549	27,553	8,829	3,549	36,382	39,931	17,590	1991	1997
Riverport Distribution	Industrial	—	242	2,217	1,402	242	3,619	3,861	1,734	1990	1997
14000 Riverport Dr	Industrial	—	1,197	8,590	427	1,197	9,017	10,214	4,109	1992	1997
13900 Riverport Dr	Office	—	2,285	9,473	891	2,285	10,364	12,649	4,534	1999	1999
Riverport I	Industrial	—	900	2,568	637	900	3,205	4,105	1,571	1999	1999
Riverport II	Industrial	—	1,238	4,128	1,581	1,238	5,709	6,947	2,108	2000	2000
Riverport III	Industrial	—	1,269	1,904	2,375	1,269	4,279	5,548	1,837	2001	2001
Riverport IV	Industrial	—	1,864	3,362	1,736	1,864	5,098	6,962	1,711	2007	2007

McDonough, Georgia
120 Declaration Dr	Industrial	—	615	8,377	1,126	615	9,503	10,118	3,280	1997	1999
250 Declaration Dr	Industrial	19,539	2,273	11,552	2,860	2,312	14,373	16,685	4,609	2001	2001

McKinney, Texas
Baylor McKinney MOB I	Medical Office	—	313	18,762	6,255	313	25,017	25,330	1,465	2012	2012

Mechanicsburg, Pennsylvania
500 Independence Avenue	Industrial	—	4,494	15,711	—	4,494	15,711	20,205	289	2008	2013

Melrose Park, Illinois
Melrose Business Center	Industrial	—	5,907	17,578	(18)	5,907	17,560	23,467	2,183	2000	2010

Mendota Heights, Minnesota
Enterprise Industrial Center	Industrial	—	864	4,888	730	864	5,618	6,482	2,468	1979	1997

Mequon, Wisconsin
Seton Professional Building	Medical Office	—	560	13,281	93	560	13,374	13,934	929	1994	2012

Miami, Florida
9601 NW 112 Ave - Dade Paper	Industrial	—	11,626	14,651	—	11,626	14,651	26,277	132	2003	2013

Middletown, Delaware
560 Merrimac Ave.	Industrial	—	25,138	40,561	627	25,139	41,187	66,326	2,771	2012	2012

Milwaukee, Wisconsin
Water Tower Medical Commons	Medical Office	—	1,024	43,728	72	1,024	43,800	44,824	2,438	2007	2012

Minooka, Illinois
801 Midpoint Rd	Industrial	—	6,282	33,196	—	6,282	33,196	39,478	—	2008	2013

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired

Modesto, California
1000 Oates Court	Industrial	14,273	10,115	18,397	—	10,115	18,397	28,512	1,251	2002	2012

Moosic, Pennsylvania
Shoppes at Montage	Retail	—	21,347	36,367	3,134	21,347	39,501	60,848	19,063	2007	2009

Morgans Point, Texas
Barbours Cut I	Industrial	—	1,482	8,209	—	1,482	8,209	9,691	1,226	2004	2010
Barbours Cut II	Industrial	—	1,447	8,471	—	1,447	8,471	9,918	1,265	2005	2010

Morrisville, North Carolina
507 Airport Blvd	Industrial	—	1,327	6,885	1,981	1,351	8,842	10,193	3,226	1993	1999
5151 McCrimmon Pkwy	Office	—	1,318	6,584	3,260	1,342	9,820	11,162	3,553	1995	1999
2600 Perimeter Park Dr	Industrial	—	975	4,997	1,444	991	6,425	7,416	2,612	1997	1999
2400 Perimeter Park Drive	Office	—	760	5,417	1,939	778	7,338	8,116	2,622	1999	1999
3000 Perimeter Park Dr (Met 1)	Industrial	—	482	2,385	1,343	491	3,719	4,210	1,491	1989	1999
2900 Perimeter Park Dr (Met 2)	Industrial	—	235	1,587	1,371	264	2,929	3,193	1,153	1990	1999
2800 Perimeter Park Dr (Met 3)	Industrial	—	777	4,341	1,184	843	5,459	6,302	2,050	1992	1999
1100 Perimeter Park Drive	Office	—	777	5,447	2,645	794	8,075	8,869	3,024	1990	1999
1500 Perimeter Park Drive	Office	—	1,148	10,072	2,029	1,177	12,072	13,249	4,457	1996	1999
1600 Perimeter Park Drive	Office	—	1,463	9,169	2,445	1,513	11,564	13,077	4,850	1994	1999
1800 Perimeter Park Drive	Office	—	907	4,930	2,027	993	6,871	7,864	2,639	1994	1999
2000 Perimeter Park Drive	Office	—	788	5,038	1,095	842	6,079	6,921	2,500	1997	1999
1700 Perimeter Park Drive	Office	—	1,230	8,838	4,022	1,260	12,830	14,090	4,840	1997	1999
5200 East Paramount Parkway	Office	—	1,748	9,093	1,475	1,797	10,519	12,316	559	1999	1999
2700 Perimeter Park	Industrial	—	662	1,250	1,920	662	3,170	3,832	1,063	2001	2001
5200 West Paramount	Office	—	1,831	10,001	1,831	1,831	11,832	13,663	3,873	2001	2001
2450 Perimeter Park Drive	Office	—	669	2,259	178	669	2,437	3,106	735	2002	2002
3800 Paramount Parkway	Office	—	2,657	4,399	3,666	2,657	8,065	10,722	2,256	2006	2006
Lenovo BTS I	Office	—	1,439	16,956	1,518	1,439	18,474	19,913	6,290	2006	2006
Lenovo BTS II	Office	—	1,725	16,804	2,004	1,725	18,808	20,533	5,750	2007	2007
5221 Paramount Parkway	Office	—	1,661	13,600	3,005	1,661	16,605	18,266	4,041	2008	2008
2250 Perimeter Park	Office	—	2,290	6,642	2,445	2,290	9,087	11,377	3,400	2008	2008
Perimeter One	Office	—	5,880	9,831	9,165	5,750	19,126	24,876	6,386	2007	2007
The Market at Perimeter Park	Retail	—	1,149	1,688	524	1,149	2,212	3,361	584	2009	2009
100 Innovation	Industrial	—	633	3,748	681	633	4,429	5,062	1,794	1994	1999
101 Innovation	Industrial	—	615	3,958	190	615	4,148	4,763	1,489	1997	1999
200 Innovation	Industrial	—	357	3,949	311	357	4,260	4,617	1,552	1999	1999
501 Innovation	Industrial	—	640	5,571	220	640	5,791	6,431	2,085	1999	1999

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
1000 Innovation	Industrial	—	514	2,926	231	514	3,157	3,671	969	1996	2002
1200 Innovation	Industrial	—	740	4,416	362	740	4,778	5,518	1,466	1996	2002
400 Innovation	Industrial	—	908	1,240	387	908	1,627	2,535	870	2004	2004

Murfreesboro, Tennessee
Middle Tenn Med Ctr - MOB	Medical Office	—	—	20,564	5,048	7	25,605	25,612	5,705	2008	2008

Naperville, Illinois
1835 Jefferson	Industrial	—	3,180	7,959	5	3,184	7,960	11,144	2,629	2005	2003
175 Ambassador Dr	Industrial	—	4,778	11,252	11	4,778	11,263	16,041	1,936	2006	2010
1860 W. Jefferson	Industrial	18,223	7,016	35,581	9	7,016	35,590	42,606	3,109	2000	2012

Nashville, Tennessee
Airpark East-800 Commerce Dr.	Industrial	2,209	1,564	2,363	1,093	1,564	3,456	5,020	954	2002	2002
Riverview Office Building	Office	—	847	4,739	2,099	847	6,838	7,685	2,449	1983	1999
Nashville Business Center I	Industrial	—	936	5,871	1,280	936	7,151	8,087	2,898	1997	1999
Nashville Business Center II	Industrial	—	5,659	8,804	954	5,659	9,758	15,417	3,688	2005	2005
Four-Forty Business Center I	Industrial	—	938	6,428	125	938	6,553	7,491	2,403	1997	1999
Four-Forty Business Center III	Industrial	—	1,812	7,102	1,275	1,812	8,377	10,189	3,179	1998	1999
Four-Forty Business Center IV	Industrial	—	1,522	5,175	1,094	1,522	6,269	7,791	2,169	1997	1999
Four-Forty Business Center V	Industrial	—	471	2,236	746	471	2,982	3,453	1,117	1999	1999
Four-Forty Business Center II	Industrial	2,451	1,108	4,829	3	1,108	4,832	5,940	546	1996	2010

New Century, Kansas
New Century Building One	Industrial	9,317	1,710	18,279	123	1,710	18,402	20,112	567	2007	2013

Norfolk, Virginia
1400 Sewells Point Rd	Industrial	1,584	1,463	5,723	575	1,463	6,298	7,761	1,357	1983	2007

Northlake, Illinois
Northlake I	Industrial	7,753	5,721	9,123	871	5,721	9,994	15,715	2,802	2002	2002
Northlake III-Grnd Whse	Industrial	5,553	5,382	5,708	253	5,382	5,961	11,343	2,295	2006	2006
200 Champion Way	Industrial	—	3,554	12,262	22	3,554	12,284	15,838	1,178	1997	2011

Orlando, Florida
Southcenter I-Brede/Allied BTS	Industrial	—	3,094	3,337	121	3,094	3,458	6,552	1,485	2003	2003

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Parksouth Distribution Ctr. B	Industrial	—	565	4,471	550	570	5,016	5,586	1,859	1996	1999
Parksouth Distribution Ctr. A	Industrial	—	493	4,331	834	498	5,160	5,658	1,820	1997	1999
Parksouth Distribution Ctr. D	Industrial	—	593	4,056	996	597	5,048	5,645	1,835	1998	1999
Parksouth Distribution Ctr. E	Industrial	—	649	4,422	1,204	677	5,598	6,275	1,970	1997	1999
Parksouth Distribution Ctr. F	Industrial	—	1,030	4,695	1,773	1,232	6,266	7,498	2,556	1999	1999
Parksouth Distribution Ctr. H	Industrial	—	725	3,017	823	754	3,811	4,565	1,282	2000	2000
Parksouth Distribution Ctr. C	Industrial	—	598	1,766	1,695	674	3,385	4,059	1,199	2003	2001
Parksouth-Benjamin Moore BTS	Industrial	—	708	2,067	62	1,129	1,708	2,837	825	2003	2003
Crossroads VII	Industrial	—	2,803	5,891	3,257	2,803	9,148	11,951	3,881	2006	2006
Crossroads VIII	Industrial	—	2,701	4,424	1,914	2,701	6,338	9,039	1,693	2007	2007
E Orlando Med Surgery Plaza	Medical Office	—	683	14,011	37	683	14,048	14,731	911	2009	2012

Otsego, Minnesota
Gateway North 1	Industrial	—	2,243	3,959	1,253	2,287	5,168	7,455	1,629	2007	2007

Pasadena, Texas
Interport Bldg I	Industrial	—	5,715	32,523	35	5,715	32,558	38,273	875	2007	2013

Pembroke Pines, Florida
PNC Ground Lease-Nursery Site	Grounds	—	1,752	—	5	1,757	—	1,757	91	n/a	2011

Phoenix, Arizona
Estrella Buckeye	Industrial	—	1,796	5,889	411	1,796	6,300	8,096	1,564	1996	2010
Riverside Business Center	Industrial	—	5,349	13,154	884	5,349	14,038	19,387	3,018	2007	2011

Plainfield, Illinois
Edward Plainfield MOB I	Medical Office	—	—	8,688	1,542	—	10,230	10,230	3,388	2006	2007

Plainfield, Indiana
Plainfield Building 1	Industrial	15,451	1,104	11,151	455	1,104	11,606	12,710	4,430	2000	2000
Plainfield Building 2	Industrial	15,495	1,387	7,863	3,253	2,868	9,635	12,503	4,939	2000	2000
Plainfield Building 3	Industrial	15,826	2,016	8,852	2,637	2,016	11,489	13,505	3,057	2002	2002
Plainfield Building 5	Industrial	12,095	2,726	6,488	989	2,726	7,477	10,203	3,103	2004	2004
Plainfield Building 8	Industrial	21,170	4,527	11,088	1,105	4,527	12,193	16,720	3,582	2006	2006

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Plano, Texas
Baylor Plano MOB	Medical Office	—	16	28,010	4,066	49	32,043	32,092	4,083	2009	2009

Plantation, Florida
Royal Palm I	Office	—	10,209	30,823	952	10,209	31,775	41,984	8,177	2001	2010
Royal Palm II	Office	—	8,935	29,954	2,462	8,935	32,416	41,351	6,956	2007	2010
Crossroads Business Park 1	Office	10,721	3,735	11,407	1,219	3,735	12,626	16,361	2,040	1997	2011
Crossroads Business Park 2	Office	14,505	2,610	12,018	1,180	2,610	13,198	15,808	2,301	1998	2011
Crossroads Business Park 3	Office	16,147	3,938	13,085	3,081	3,938	16,166	20,104	1,865	1999	2011
Crossroads Business Park 4	Office	—	3,037	11,462	3,787	3,037	15,249	18,286	1,498	2001	2011
Crossroads Bus. Pk.-So. Trust	Grounds	—	864	—	—	864	—	864	10	n/a	2011

Plymouth, Minnesota
Medicine Lake Indus. Center	Industrial	—	1,145	5,662	1,890	1,145	7,552	8,697	3,418	1970	1997

Pompano Beach, Florida
Atlantic Business Center 1	Industrial	—	3,165	8,949	1,185	3,165	10,134	13,299	1,129	2000	2010
Atlantic Business Center 2	Industrial	—	2,663	8,751	684	2,663	9,435	12,098	1,188	2001	2010
Atlantic Business Center 3	Industrial	—	2,764	8,553	152	2,764	8,705	11,469	1,189	2001	2010
Atlantic Business Center 4A	Industrial	—	1,804	6,156	31	1,804	6,187	7,991	787	2002	2010
Atlantic Business Center 4B	Industrial	4,331	1,834	5,531	30	1,834	5,561	7,395	739	2002	2010
Atlantic Business Center 5A	Industrial	—	1,980	6,139	203	1,980	6,342	8,322	834	2002	2010
Atlantic Business Center 5B	Industrial	—	1,995	6,257	4	1,995	6,261	8,256	708	2004	2010
Atlantic Business Center 6A	Industrial	—	1,999	6,256	50	1,999	6,306	8,305	839	2004	2010
Atlantic Business Center 6B	Industrial	—	1,988	6,337	30	1,988	6,367	8,355	846	2002	2010
Atlantic Business Center 7A	Industrial	—	2,194	4,205	2	2,194	4,207	6,401	523	2005	2010
Atlantic Business Center 7B	Industrial	—	2,066	6,925	4	2,066	6,929	8,995	868	2004	2010
Atlantic Business Center 8	Industrial	4,589	1,616	3,785	48	1,616	3,833	5,449	560	2005	2010
Atlantic Business Center 9	Industrial	2,831	1,429	2,329	27	1,429	2,356	3,785	307	2006	2010
Copans Business Park 3	Industrial	4,045	1,710	3,804	86	1,710	3,890	5,600	482	1989	2010
Copans Business Park 4	Industrial	4,159	1,781	3,435	38	1,781	3,473	5,254	497	1989	2010
Park Central Business Park 1	Office	5,657	1,613	4,569	781	1,613	5,350	6,963	712	1985	2010
Park Central Business Park 2	Industrial	1,022	634	502	37	634	539	1,173	82	1982	2010
Park Central Business Park 3	Industrial	1,314	638	1,007	42	638	1,049	1,687	129	1982	2010

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Park Central Business Park 4	Industrial	1,858	938	1,076	231	938	1,307	2,245	157	1985	2010
Park Central Business Park 5	Industrial	2,595	1,125	1,430	482	1,125	1,912	3,037	230	1986	2010
Park Central Business Park 6	Industrial	1,757	1,088	1,002	103	1,088	1,105	2,193	186	1986	2010
Park Central Business Park 7	Industrial	2,110	979	950	27	979	977	1,956	259	1986	2010
Park Central Business Park 10	Industrial	3,619	1,688	2,299	(4)	1,688	2,295	3,983	472	1999	2010
Park Central Business Park 11	Industrial	5,685	3,098	3,454	1,002	3,098	4,456	7,554	589	1995	2010
Pompano Commerce Ctr I	Industrial	—	3,250	5,425	319	3,250	5,744	8,994	1,235	2010	2010
Pompano Commerce Ctr III	Industrial	—	3,250	5,704	—	3,250	5,704	8,954	1,268	2010	2010
Sample 95 Business Park 1	Industrial	6,882	3,300	6,423	43	3,300	6,466	9,766	802	1999	2010
Sample 95 Business Park 2	Industrial	10,202	2,963	6,367	23	2,963	6,390	9,353	788	1999	2011
Sample 95 Business Park 3	Industrial	8,812	3,713	4,465	154	3,713	4,619	8,332	665	1999	2011
Sample 95 Business Park 4	Industrial	—	1,688	5,408	115	1,688	5,523	7,211	833	1999	2010
Copans Business Park 1	Industrial	—	1,856	3,236	506	1,856	3,742	5,598	504	1989	2011
Copans Business Park 2	Industrial	—	1,988	3,528	139	1,988	3,667	5,655	456	1989	2011
Park Central Business Park 8-9	Industrial	6,918	4,136	6,592	439	4,136	7,031	11,167	862	1998	2011
Park Central Business Park 12	Industrial	8,143	2,696	6,170	61	2,696	6,231	8,927	728	1998	2011
Park Central Business Park 14	Industrial	2,786	1,635	2,910	68	1,635	2,978	4,613	363	1996	2011
Park Central Business Park 15	Industrial	2,289	1,500	2,150	223	1,500	2,373	3,873	282	1998	2011
Park Central Business Park 33	Industrial	3,957	2,438	3,311	210	2,438	3,521	5,959	545	1997	2011
Atlantic Business Ctr. 10-KFC	Grounds	—	771	—	—	771	—	771	13	n/a	2010

Port Wentworth, Georgia
318 Grange Road	Industrial	1,148	957	4,157	98	957	4,255	5,212	935	2001	2006
246 Grange Road	Industrial	4,830	1,191	8,294	10	1,191	8,304	9,495	2,201	2006	2006
100 Ocean Link Way-Godley Rd	Industrial	8,741	2,306	12,075	797	2,336	12,842	15,178	2,431	2006	2006
500 Expansion Blvd	Industrial	3,777	649	6,282	130	649	6,412	7,061	1,183	2006	2008
400 Expansion Blvd	Industrial	8,714	1,636	14,506	19	1,636	14,525	16,161	2,866	2007	2008
605 Expansion Blvd	Industrial	5,134	1,615	7,456	25	1,615	7,481	9,096	1,533	2007	2008
405 Expansion Blvd	Industrial	2,016	535	3,194	—	535	3,194	3,729	394	2008	2009
600 Expansion Blvd	Industrial	5,774	1,248	9,392	—	1,248	9,392	10,640	1,148	2008	2009
602 Expansion Blvd	Industrial	—	1,840	10,981	27	1,859	10,989	12,848	1,242	2009	2009

Raleigh, North Carolina
Crabtree Overlook	Office	—	2,164	14,571	1,354	2,164	15,925	18,089	5,070	2001	2001

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
WakeMed Brier Creek Healthplex	Medical Office	—	10	6,653	401	10	7,054	7,064	465	2011	2011
WakeMed Raleigh Medical Park	Medical Office	—	15	12,078	3,294	15	15,372	15,387	733	2012	2012
Walnut Creek Business Park I	Industrial	—	419	1,780	662	442	2,419	2,861	801	2001	2001
Walnut Creek Business Park II	Industrial	—	456	2,276	437	487	2,682	3,169	891	2001	2001
Walnut Creek Business Park III	Industrial	—	679	2,927	1,372	719	4,259	4,978	1,256	2001	2001
Walnut Creek Business Park IV	Industrial	—	2,038	1,843	1,452	2,083	3,250	5,333	1,826	2004	2004
Walnut Creek Business Park V	Industrial	—	1,718	2,976	602	1,718	3,578	5,296	1,079	2008	2008

Redlands, California
Redlands Commerce Center	Industrial	17,379	20,031	18,893	29	20,031	18,922	38,953	615	2001	2013

Rome, Georgia
Harbin Cancer Center	Medical Office	—	718	14,032	—	718	14,032	14,750	881	2010	2012
Harbin Clinic Heart Center	Medical Office	—	2,556	10,363	—	2,556	10,363	12,919	466	1994	2012
Harbin Clinic 1825 MarthaBerry	Medical Office	—	—	28,714	18	—	28,732	28,732	1,124	1960	2012
Harbin Clinic Rome Dialysis	Medical Office	—	190	765	—	190	765	955	51	2005	2012
Harbin Specialty Center	Medical Office	—	2,203	14,764	—	2,203	14,764	16,967	838	2007	2012

Romeoville, Illinois
Park 55 Bldg. 1	Industrial	7,307	6,433	7,707	1,278	6,433	8,985	15,418	3,386	2005	2005
Crossroads 2	Industrial	6,183	2,938	9,791	201	2,938	9,992	12,930	1,481	1999	2010
Crossroads 5	Industrial	—	5,296	6,199	272	5,296	6,471	11,767	2,287	2009	2010

Roseville, Minnesota
I-35 Business Center 1	Industrial	—	1,655	5,966	107	1,655	6,073	7,728	557	1998	2011
I-35 Business Center 2	Industrial	—	1,373	4,220	31	1,373	4,251	5,624	451	2000	2011

Roswell, Georgia
North Fulton Medical Plaza	Medical Office	—	291	10,908	772	291	11,680	11,971	720	2012	2012

San Antonio, Texas
Christus Santa Rosa Hospital	Medical Office	9,825	5,267	10,660	197	5,267	10,857	16,124	1,481	2005	2011

Sandy Springs, Georgia
Center Pointe I & II	Medical Office	—	13,552	18,788	22,953	13,562	41,731	55,293	12,924	2010	2007

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired

Savannah, Georgia
198 Gulfstream	Industrial	5,359	549	3,805	154	549	3,959	4,508	885	1997	2006
194 Gulfstream	Industrial	—	412	2,514	15	412	2,529	2,941	539	1998	2006
190 Gulfstream	Industrial	391	689	4,391	181	689	4,572	5,261	940	1999	2006
250 Grange Road	Industrial	2,211	928	8,648	7	928	8,655	9,583	2,217	2002	2006
248 Grange Road	Industrial	942	664	3,496	8	664	3,504	4,168	904	2002	2006
163 Portside Court	Industrial	20,205	8,433	8,366	35	8,433	8,401	16,834	3,824	2004	2006
151 Portside Court	Industrial	1,896	966	7,140	137	966	7,277	8,243	1,489	2003	2006
175 Portside Court	Industrial	10,708	4,300	15,696	679	4,791	15,884	20,675	4,659	2005	2006
150 Portside Court	Industrial	—	3,071	22,520	1,367	3,071	23,887	26,958	6,443	2001	2006

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
235 Jimmy Deloach Parkway	Industrial	—	1,074	8,442	44	1,074	8,486	9,560	2,208	2001	2006
239 Jimmy Deloach Parkway	Industrial	—	1,074	7,141	37	1,074	7,178	8,252	1,889	2001	2006
246 Jimmy Deloach Parkway	Industrial	2,935	992	5,383	81	992	5,464	6,456	1,450	2006	2006
200 Ocean Link Way	Industrial	5,750	878	10,021	90	883	10,106	10,989	2,089	2006	2008
2509 Dean Forest Rd - Westport	Industrial	—	2,392	8,303	641	2,959	8,377	11,336	1,271	2008	2011
276 Jimmy Deloach Land	Grounds	—	2,267	—	3	2,270	—	2,270	358	n/a	2006

Sea Brook, Texas
Bayport Logistics Center	Industrial	—	2,629	13,284	—	2,629	13,284	15,913	2,048	2009	2010

Sebring, Florida
Sebring Medical Pavilion	Medical Office	—	393	6,870	35	393	6,905	7,298	409	2008	2012

Seven Hills, Ohio
Rock Run North	Office	—	837	5,239	(299)	837	4,940	5,777	2,530	1984	1996
Rock Run Center	Office	—	1,046	6,251	(2,723)	1,046	3,528	4,574	2,937	1985	1996

Shakopee, Minnesota
MN Valley West	Industrial	—	1,496	6,309	—	1,496	6,309	7,805	680	2000	2011

Sharonville, Ohio
Mosteller Distribution Ctr. II	Industrial	—	828	3,199	1,479	408	5,098	5,506	2,202	1997	1997

Snellville, Georgia
New Hampton Place	Medical Office	—	27	6,076	531	27	6,607	6,634	817	2011	2011

St. Louis, Missouri
Lakeside Crossing Building One	Industrial	—	547	812	728	431	1,656	2,087	436	2002	2002
Lakeside Crossing Building II	Industrial	—	732	1,105	57	731	1,163	1,894	527	2003	2003
Lakeside Crossing Building III	Industrial	—	1,784	3,453	543	1,502	4,278	5,780	1,362	2002	2002
530 Maryville Centre	Office	—	2,219	13,972	3,652	2,219	17,624	19,843	7,695	1990	1997
550 Maryville Centre	Office	—	1,996	10,323	2,825	1,996	13,148	15,144	5,429	1988	1997
635-645 Maryville Centre	Office	—	3,048	16,794	4,521	3,048	21,315	24,363	9,143	1987	1997
655 Maryville Centre	Office	—	1,860	13,067	2,489	1,860	15,556	17,416	6,818	1994	1997
540 Maryville Centre	Office	—	2,219	13,313	2,997	2,219	16,310	18,529	7,462	1990	1997
520 Maryville Centre	Office	—	2,404	13,843	2,618	2,404	16,461	18,865	6,225	1999	1999
625 Maryville Centre	Office	—	2,509	10,694	2,265	2,509	12,959	15,468	4,557	1996	2002
Westport Center I	Industrial	—	1,315	4,420	1,348	1,315	5,768	7,083	2,363	1998	1998
Westport Center II	Industrial	—	707	1,763	609	707	2,372	3,079	976	1998	1998
Westport Center III	Industrial	—	1,206	2,623	953	1,206	3,576	4,782	1,681	1999	1999

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
Westport Center V	Industrial	—	493	1,274	429	493	1,703	2,196	619	2000	2000
Westmark	Office	—	1,491	9,064	2,870	1,336	12,089	13,425	6,133	1987	1995
Westview Place	Office	—	669	6,320	4,671	669	10,991	11,660	5,715	1988	1995
Woodsmill Commons II (400)	Office	—	1,718	6,776	1,256	1,718	8,032	9,750	2,716	1985	2003
Woodsmill Commons I (424)	Office	—	1,836	6,614	1,452	1,836	8,066	9,902	2,770	1985	2003

Stafford, Texas
Stafford Distribution Center	Industrial	—	3,502	4,232	3,321	3,502	7,553	11,055	2,598	2008	2008

Sterling, Virginia
22800 Davis Drive	Office	—	2,550	11,250	31	2,550	11,281	13,831	2,518	1989	2006
22714 Glenn Drive	Industrial	—	3,973	3,617	1,047	3,973	4,664	8,637	1,329	2007	2007

Suffolk, Virginia
101 Industrial Dr, Bldg. A	Industrial	—	1,558	8,080	24	1,558	8,104	9,662	1,230	2007	2007
103 Industrial Dr	Industrial	—	1,558	8,080	60	1,558	8,140	9,698	1,229	2007	2007

Summerville, Georgia
Harbin Clinic Summerville Dial	Medical Office	—	195	1,182	—	195	1,182	1,377	126	2007	2012

Sumner, Washington
Sumner Transit	Industrial	14,829	16,032	5,935	278	16,032	6,213	22,245	2,716	2005	2007

Sunrise, Florida
Sawgrass - Building B	Office	—	1,211	4,263	2,785	1,211	7,048	8,259	2,436	1999	2001
Sawgrass - Building A	Office	—	1,147	3,849	722	1,147	4,571	5,718	1,609	2000	2001
Sawgrass Pointe I	Office	—	3,484	18,313	9,796	3,484	28,109	31,593	11,377	2002	2002
Sawgrass Pointe II	Office	—	3,481	11,973	(11)	3,481	11,962	15,443	4,676	2009	2009
VA Outpatient	Medical Office	—	5,132	20,887	218	5,132	21,105	26,237	1,240	2008	2012

Suwanee, Georgia
90 Horizon Drive	Industrial	—	180	1,274	107	180	1,381	1,561	192	2001	2010
225 Horizon Drive	Industrial	—	457	2,089	134	457	2,223	2,680	286	1990	2010
250 Horizon Drive	Industrial	—	1,625	6,470	130	1,625	6,600	8,225	982	1997	2010
70 Crestridge Drive	Industrial	—	956	3,537	134	956	3,671	4,627	522	1998	2010
2780 Horizon Ridge	Industrial	—	1,143	5,834	126	1,143	5,960	7,103	870	1997	2010
2800 Vista Ridge Drive	Industrial	—	1,557	2,354	433	1,557	2,787	4,344	395	1995	2010
25 Crestridge Drive	Industrial	—	723	2,564	1,043	723	3,607	4,330	368	1999	2010
Genera Corp. BTS	Industrial	—	1,505	4,958	—	1,505	4,958	6,463	834	2006	2010
1000 Northbrook Parkway	Industrial	—	756	3,970	346	756	4,316	5,072	702	1986	2010

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired

Tampa, Florida
Fairfield Distribution Ctr I	Industrial	1,630	483	2,539	315	487	2,850	3,337	993	1998	1999
Fairfield Distribution Ctr II	Industrial	2,782	530	4,794	271	534	5,061	5,595	1,830	1998	1999
Fairfield Distribution Ctr III	Industrial	1,626	334	2,745	134	338	2,875	3,213	1,068	1999	1999
Fairfield Distribution Ctr IV	Industrial	1,660	600	1,516	1,318	604	2,830	3,434	1,103	1999	1999
Fairfield Distribution Ctr V	Industrial	1,742	488	2,620	263	488	2,883	3,371	1,046	2000	2000
Fairfield Distribution Ctr VI	Industrial	2,577	555	3,575	872	555	4,447	5,002	1,425	2001	2001
Fairfield Distribution Ctr VII	Industrial	1,472	394	1,853	814	394	2,667	3,061	852	2001	2001
Fairfield Distribution Ctr VIII	Industrial	1,798	1,082	2,071	420	1,082	2,491	3,573	1,117	2004	2004
Eagle Creek Business Ctr. I	Industrial	—	3,705	2,355	1,052	3,705	3,407	7,112	1,787	2006	2006
Eagle Creek Business Ctr. II	Industrial	—	2,354	1,669	977	2,354	2,646	5,000	1,153	2007	2007
Eagle Creek Business Ctr. III	Industrial	—	2,332	2,237	1,739	2,332	3,976	6,308	1,616	2007	2007

Temple, Texas
Bone & Joint Institute	Medical Office	—	1,534	17,382	641	1,613	17,944	19,557	247	2013	2013

Tracy, California
1400 Pescadero Ave	Industrial	22,958	9,633	39,644	—	9,633	39,644	49,277	1,029	2008	2013

Visalia, California
2500 North Plaza Dr	Industrial	13,669	2,746	22,503	—	2,746	22,503	25,249	563	2001	2013

Waco, Texas
Hillcrest MOB 1	Medical Office	—	812	25,050	1,760	812	26,810	27,622	1,931	2009	2012
Hillcrest MOB 2	Medical Office	—	502	12,243	—	502	12,243	12,745	827	2009	2012
Hillcrest Cancer Center @ Waco	Medical Office	—	1,844	11,006	388	1,926	11,312	13,238	112	2013	2013

West Chester, Ohio
Centre Pointe I	Office	—	2,501	7,441	899	2,501	8,340	10,841	2,655	2000	2004
Centre Pointe II	Office	—	2,056	8,103	1,005	2,056	9,108	11,164	2,753	2001	2004
Centre Pointe III	Office	—	2,048	7,013	2,050	2,048	9,063	11,111	2,821	2002	2004
Centre Pointe IV	Office	—	2,013	8,715	1,540	2,932	9,336	12,268	3,938	2005	2005
Centre Pointe VI	Office	—	2,759	7,955	3,987	2,759	11,942	14,701	3,713	2008	2008
World Park at Union Centre 10	Industrial	—	2,150	5,503	7,408	2,151	12,910	15,061	6,154	2006	2006
World Park at Union Centre 11	Industrial	—	2,592	6,923	47	2,592	6,970	9,562	3,502	2004	2004
World Park at Union Centre 2	Industrial	—	287	2,338	205	287	2,543	2,830	333	1999	2010
World Park at Union Centre 3	Industrial	—	1,125	6,042	—	1,125	6,042	7,167	789	1998	2010
World Park at Union Centre 5	Industrial	—	482	2,528	15	482	2,543	3,025	408	1999	2010
World Park at Union Centre 6	Industrial	—	1,219	6,415	214	1,219	6,629	7,848	896	1999	2010

Duke Realty Corporation and Duke Realty Limited Partnership Real Estate and Accumulated Depreciation December 31, 2013 (in thousands)					Schedule III
			Initial Cost		Cost Capitalized Subsequent to Development or Acquisition	Gross Book Value 12/31/13
Name	Building Type	Encumbrances	Land	Buildings		Land/Land Imp	Bldgs/TI	Total (1)	Accum. Depr. (2)	Year Constructed/Renovated	Year Acquired
World Park at Union Centre 7	Industrial	—	1,918	5,230	299	1,918	5,529	7,447	1,094	2005	2010
World Park at Union Centre 8	Industrial	—	1,160	6,028	—	1,160	6,028	7,188	796	1999	2010
World Park at Union Centre 9	Industrial	—	1,189	6,165	125	1,189	6,290	7,479	1,014	2001	2010

Wesley Chapel, Florida
Wesley Chapel Wellness MOB	Medical Office	—	—	15,699	911	—	16,610	16,610	752	2012	2013

West Chicago, Illinois
1250 Carolina Drive	Industrial	—	1,246	4,073	124	1,246	4,197	5,443	386	1990	2011

West Jefferson, Ohio
Restoration Hardware BTS	Industrial	—	6,454	24,812	16,006	9,989	37,283	47,272	6,782	2008	2008
15 Commerce Parkway	Industrial	—	10,439	27,143	63	10,439	27,206	37,645	3,978	2011	2011

West Palm Beach, Florida
Park of Commerce 1	Industrial	—	1,635	2,486	148	1,635	2,634	4,269	485	2010	2010
Park of Commerce 3	Industrial	—	2,160	4,340	506	2,320	4,686	7,006	712	2010	2010
Airport Center 1	Industrial	—	2,437	6,212	16	2,437	6,228	8,665	916	2002	2010
Airport Center 2	Industrial	—	1,706	4,495	11	1,706	4,506	6,212	533	2002	2010
Airport Center 3	Industrial	—	1,500	4,750	335	1,500	5,085	6,585	693	2002	2010
Park of Commerce 4	Grounds	5,732	5,934	—	—	5,934	—	5,934	14	n/a	2011
Park of Commerce 5	Grounds	6,034	6,308	—	—	6,308	—	6,308	13	n/a	2011

Whitestown, Indiana
AllPoints Anson Bldg 14	Industrial	—	2,127	8,155	—	2,127	8,155	10,282	1,106	2007	2011

Woodstock, Georgia
NSH Cherokee Towne Lake MOB	Medical Office	—	21	16,026	1,279	21	17,305	17,326	327	2013	2013

Zionsville, Indiana
Marketplace at Anson	Retail	—	2,147	2,478	2,378	2,147	4,856	7,003	1,420	2007	2007

Accum. Depr. on Improvements of Undeveloped Land		—	—	—	—	—	—	—	26,979
Eliminations		—	—	—	(1,895)	(21)	(1,874)	(1,895)	(2,514)
		1,100,124	1,415,910	4,900,073	715,677	1,446,610	5,585,050	7,031,660	1,382,757

(1)	The tax basis (in thousands) of our real estate assets at December 31, 2013 was approximately $7,447,684 for federal income tax purposes.

(2)
Depreciation of real estate is computed using the straight-line method over 40 years for buildings and 15 years for land improvements for properties that we develop, 30 years for buildings and 10 years for land improvements for properties that we acquire, and shorter periods based on lease terms (generally 3 to 10 years) for tenant improvements.

	Real Estate Assets			Accumulated Depreciation
	2013	2012	2011	2013	2012	2011
Balance at beginning of year	$6,708,250	$6,038,107	$7,032,889	$1,296,685	$1,127,595	$1,406,437
Acquisitions	474,213	658,917	669,631
Construction costs and tenant improvements	498,097	211,460	184,533
Depreciation expense				288,583	262,825	267,222
Consolidation of previously unconsolidated properties	14,081	—	5,988
Cost of real estate sold or contributed	(591,966)	(157,630)	(1,774,576)	(131,496)	(51,131)	(465,353)
Write-off of fully amortized assets	(71,015)	(42,604)	(80,358)	(71,015)	(42,604)	(80,711)
Balance at end of year	$7,031,660	$6,708,250	$6,038,107	$1,382,757	$1,296,685	$1,127,595

See Accompanying Notes to Independent Auditors' Report